                                               Exhibit 23(b)


                          CONSENT OF COUNSEL


     I hereby consent to the reference to me in the Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.) under the caption "Legal Matters" in the Prospectus contained therein.

                                      MARGARET SEARS MEAD, ESQ.


February 6, 1998